Great Plains Energy
Midwest Investor Meetings

April 8 - 9, 2009

William H. Downey
President and
Chief Operating Officer
Terry D. Bassham
Executive Vice President
Finance & Strategic Development
and Chief Financial Officer
Carl D. Churchman
Vice President Construction
Ellen Fairchild
Director Investor Relations
 Company Representatives

FORWARD-LOOKING STATEMENTS
Statements made in this report that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including, but not limited to, possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy, KCP&L and KCPL Greater Missouri Operations Company (“GMO”); changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L and GMO can charge for electricity;
adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including, but not limited to, retirement compensation and benefits costs; the ability to successfully integrate KCP&L and GMO operations and the timing and amount of resulting synergy savings; and other risks and uncertainties. This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s most recent quarterly report on
Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission. Any forward looking statement speaks only as of the date on which such statement is made. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward Looking Statement

Overview / Recent Developments

Regulated vertically integrated electric utility operations:
 • $7.9 billion in assets*
 • $1.7 billion in revenues*
 • $1.4 billion market cap - NYSE:GXP
 • Approx. 820,000 customers in KS and MO
 • Low retail utility rates
 • Total generation capacity of over 6,000 MWs
Solid Midwest electric utility - KCP&L Brand
Capable, experienced management team
Investment grade credit rating
Building a platform for long-term earnings growth:
 Additions to rate base
 Synergies from Aquila transaction
 MO & KS regulatory process
Annualized dividend of $0.83/share
* Based on year-end 2008 financial statements filed in 10K dated February 27, 2009
Great Plains Energy Business Overview

Renewed focus on our utility roots:
 Sale of Strategic Energy
 Acquisition of Aquila
 Significant Progress on our Comprehensive Energy Plan
2008 - A Transformational Year……

 Growing economic and financial market uncertainty and deterioration have imposed increasing constraints on availability of internal capital and cost of external capital
Internal
– Customer demand growth significantly lower than historical levels
– Cost increases / regulatory lag
External
– Volatile capital markets
– Significant increase in cost of capital
……And a Challenging Year

Long-term Flexibility and Positioning
Proactive, Responsive, and Prudent Measures
• Lowered 2009 guidance from $1.30 - $1.60 to $1.10 - $1.40
• Eliminated or deferred additional 2009-10 capital expenditures
• Suspended external hiring for all but essential skills
• Tightly managing O&M expense
• Reduced common stock dividend by 50% effective in 1Q09

CAGR= 15%
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2008
2009
2010
2011
2012
KCP&L MO
KCP&L KS
GMO MPS
GMP L&P

GREAT PLAINS ENERGY

$ Billions
$3.7
$6.5
$5.9
$5.7
$4.2
• Year-end rate base projections 2009 - 2012
• Environmental at Iatan 1 and Sibley, as well as
 Crossroads expected in rate base 3Q09
• Iatan 2 expected in rate base 3Q 2010 (KCP&L-KS and GMO)
  and 4Q 2010  (KCP&L-MO)
Reinvesting in the Business and
Growing Rate Base

• Integration of KCP&L GMO (“GMO”,
    formerly Aquila) and attainment of synergy targets
• Rate base growth through KCP&L’s Comprehensive
    Energy Plan and plant investments by GMO and KCP&L
• Rate case filings to include investments in rate base
    and to share synergies with customers
Key Focus Areas

GMO Integration and
Synergy Target Attainment

Combined Company
• 820,000 customers across 47 counties in
 MO and KS covering 17,934 sq. miles
• 3,259 employees - including 920 new
 hires
• 30 office/service center locations
• 9 generation plant sites and 10 peaking
 facilities
• Over 3,000 miles transmission, 24,000
 miles distribution lines, and 320
 substations
KCP&L Property
GMO Property

KCP&L Generation Fleet

	Net Capacity (MW) Estimated 2009
Nuclear	
Wolf Creek (1985)	545
Coal	
LaCygne 1 (1973)	368
LaCygne 2 (1977)	341
Iatan 1 (1980)	494
Montrose 1-3 (1958-1964)	510
Hawthorn 5 (1969/2001)	563
Iatan 2 (2010)	
	2,276
Gas	
Hawthorn 6-9 (1997 & 2000)	417
Osawatomie (2003)	76
W. Gardner 1-4 (2003)	308
	801
Oil	
NE CT's (1977-1985)	416
Wind	
Spearville (2006)*	15
Total	**4,053**

GMO Generation Fleet

	Net Capacity (MW) Estimated 2009
Coal	
Sibley 1-3 (1960, 1962, 1969)	474
Iatan 1 (1980)	127
Jeffrey 1-3 (1978, 1980, 1983)	174
Iatan 2 (2010)	
	775
Coal/Gas	
Lake Road 2, 4 (1957, 1967)	126
Gas	
Ralph Green 3 (1981)	71
KCI 1-3 (1970) (34MW)	
South Harper 1-3 (2005)	315
Crossroads 1-4 (2002)	300
	686
Gas/Oil	
Greenwood 1-4 (1975-1979)	253
Lake Road 1, 3 (1951, 1962)	33
Lake Road 5 (1974)	61
	347
Oil	
Nevada (1974)	21
Lake Road 6, 7 (1989, 1990)	43
	64
Total	**1,998**

*The 100.5 MW Spearville Wind Energy Facility's accredited capacity is 15 MW pursuant to SPP reliability standards

Tables above do not reflect any capacity purchases or sales

GREAT PLAINS ENERGY

Diverse Generation Fleet

Fuel	Fuel Mix [a] Estimated 2009	Fuel Mix [a] Actual 2008	Fuel cost in cents per net kWh generated Estimated 2009	Fuel cost in cents per net kWh generated Actual 2008
Coal	76 %	76 %	1.61	1.43
Nuclear	17	18	0.48	0.46
Coal and natural gas	3	1	7.29	4.72
Natural gas and oil	2	3	9.14	7.85
Wind	2	2	-	-
Total Generation	100 %	100 %	1.83	1.44

[a] Fuel mix based on percent of total MWhs generated.

Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408

2009 Estimated Fuel Mix
Coal 76%
Nuclear 17%
Plant Performance
KCP&L Equivalent Availability Coal
70%
74%
89%
86%
72%
80%
92%
70%
KCP&L Capacity Factor Coal
65%
70%
86%
82%
68%
76%
88%
66%
KCP&L Equivalent Availability Nuclear
100%
100%
100%
100%
79%
50%
100%
100%
KCP&L Capacity Factor Nuclear
100%
100%
100%
100%
79%
50%
100%
100%
GMO Equivalent Availability Coal
94%
48%
GMO Capacity Factor Coal
76%
41%
Generation Fleet Performance

Electric Revenues

	2008	2007
	(millions)	
Retail revenues		
Residential	$ 605.5	$ 433.8
Commercial	620.7	492.1
Industrial	142.2	106.8
Other retail revenues	13.3	9.9
Provision for rate refund	(2.9)	(1.1)
Fuel recovery mechanism under	30.7	-
Total retail	1,409.5	1,041.5
Wholesale revenues	230.1	234.0
Other revenues	30.5	17.2
Total revenues	$1,670.1	$1,292.7

Electric MWh Sales

	2008	2007
	(thousands)	
Retail MWh sales		
Residential	7,047	5,597
Commercial	9,227	7,737
Industrial	2,721	2,161
Other retail MWh sales	94	92
Total retail	19,089	15,587
Wholesale MWh sales	5,237	5,635
Electric MWh sales	24,326	21,222

Electric Customers

	December 31	
	2008	2007
Retail customers		
Residential	722,000	446,100
Commercial	96,000	57,600
Industrial, Municipalities & Other	2,800	2,300
Total customers	820,800	506,000

2008 Electric Revenues
2008 Electric MWh Sales
Residential - 37%
Residential - 29%
Commercial - 38%
Commercial - 38%
Wholesale - 22%
Wholesale - 14%
Industrial - 9%
Other - 2%
Industrial - 11%
Customer Mix

Cents Per KWh
12.00
10.00
8.00
6.00
4.00
2.00
0.00
Residential
Commercial
Industrial
Total Retail
KCPL - Total
MPS - Total
SJLP - Total
Regional Avg.
National Avg.

Source: Edison Electric Institute (EEI) - “Typical Bills and Average Rates Report Summer 2008”
KCP&L Prices Compare Favorably
on National & Regional Basis

Integration Successes
Infrastructure
• Combined several key systems (accounting, HR) as well as telecom and network platforms into a single version for each
Operations
• Two Aquila unions consolidated into the three existing KCP&L unions
• Training initiated to align work rules, safety rules, and construction specs
• Integrated T&D
• Work management system up and running
• Supply team actively procuring fuel and purchased power
• Expanded generating fleet is meeting its operational requirements
Customer Service
• Call Center operations integrated
• Customer satisfaction and customer service remain good

Rate Base Growth

Environmental Improvements
Efficiency, Affordability & Demand Response Programs
New Wind Generation
Infrastructure Improvements
High-Efficiency Coal-Fired Plant

GREAT PLAINS ENERGY

Comprehensive Energy Plan

2009	2010	2011
Base utility construction expenditures		(millions)	
Generating facilities	$ 104.3	$ 129.5	$ 247.0
Distribution and transmission facilities	161.7	219.3	301.1
General facilities	52.6	47.1	68.8
Total base utility construction expenditures	318.6	395.9	616.9
Comprehensive Energy Plan capital expenditures			
Iatan No. 2 (KCP&L Share)	276.8	113.4	-
Environmental	43.1	-	-
Customer programs & asset management	11.1	5.1	-
Total Comprehensive Energy Plan capital expenditures	331.0	118.5	-
Nuclear fuel	20.6	28.7	22.9
Iatan No. 2 (GMO Share)	90.7	37.3	-
Other environmental	31.4	41.4	216.3
Customer programs & asset management	6.3	3.7	4.3
Total utility capital expenditures	$ 798.6	$ 625.5	$ 860.4

GREAT PLAINS ENERGY

Projected Capital Expenditures
2009-2011

Iatan 1
Iatan 2
Construction Update
• Completed Sibley 3 SCR
• Iatan 1 AQCS expected in-service mid-April
• Iatan 2
 - Planned completion summer 2010
 - Planned cost re-assessment to be completed
  in mid 2009
• LaCygne
 - Significant expenditures extended beyond 2010
• Wind
 - Entered into an agreement to acquire 32 wind turbines
 - KCP&L option to construct 35-turbine project by May 2010

Regulatory / Legislative

Annual Revenue Increase						
Rate Case	File Date	Traditional	Additional Amortization	Total	Rate Base	Return on Equity	Rate-making Equity Ratio	Rate of Return
GMO- MPS	9/5/2008	$66.0	$0.0	$66.0	$1,202,225	10.75%	53.82%	8.93%
GMO- L&P	9/5/2008	$17.1	$0.0	$17.1	$305,034	10.75%	53.82%	9.29%
GMO- Steam	9/5/2008	$1.3	$0.0	$1.3	$14,557	10.75%	53.82%	9.29%
KCPL- MO	9/5/2008	$86.4	$15.1	$101.5	$1,503,146	10.75%	53.82%	8.69%
KCPL- KS	9/5/2008	$60.4	$11.2	$71.6	$1,255,419	10.75%	55.39%	8.75%
Total		**$231.2**	**$26.3**	**$257.5**	**$4,280,381**			

	Annual Revenue Increase				
Rate Jurisdiction	**Traditional**	**Additional Amortization**	**Total**	**Return on Equity**	**Rate-making Equity Ratio**
		(millions)			
GMO (MPS) [a]	$ 46.0	$ -	$ 46.0	9.75%	51.03%
GMO (L&P) [a]	22.8	-	22.8	9.75%	51.03%
GMO (Steam) [a]	1.0	-	1.0	9.75%	51.03%
KCP&L (MO) [a]	52.9	[b]	52.9	9.75%	50.65%
KCP&L (KS)	42.6	11.3	53.9	11.40%	50.76%
Total	$ 165.3	$ 11.3	$176.6		

[a] Annual revenue increase and return on equity based on the mid-point of MPSC staff's return on equity range.

[b] Amount not included in the MPSC staff's February 2009 testimony, but will be included in the second quarter 2009 true up.

GREAT PLAINS ENERGY

Company Filing
Commission Staff Position
Summary of Rate Cases

JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEPT
Filed Rate Case
09/05/08
Outage
Started
10/18/08
Outage
Completed Late
Mar.
KS & MO Rate
Case True-up
04/30/09
New Tariffs Effective
MO - 9/5/09
Projected
Provisional
Acceptance
April
Iatan 1
Sibley 3
Outage
Started
10/28/08
Outage
Completed
12/31/08
KCPL KS
Hearings
6/22 - 7/2
Hearings
KCPL MO 4/20 - 5/1
GMO Steam 5/4 - 5/7
GMO 5/11 - 5/15
KCPL KS
Order 8/14
New Tariffs Expected
8/20
Proposed Findings of Fact and
Conclusions of Law
6/9 KCPL
6/11 GMO
• Change in true-up date from 3/31/09 to 4/30/09 (to accommodate delay in in-service date of Iatan 1
 AQCS)
Timeline for Current Rate Cases

• Passage of Proposition C (mandatory RPS)
• New Governor
• PSC
 • New Chairman
 • Two Commissioner appointments
           expected in April 2009
• Legislation to create mandatory RPS and enable
 net metering offered by Governor
• KCC: Issued an order on Docket 441, “Cost
 Recovery and Incentives for Energy Efficiency
 Programs”

Missouri
Kansas
Legislative and Regulatory

Conclusion

CAGR= 15%
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2008
2009
2010
2011
2012
KCP&L MO
KCP&L KS
GMO MPS
GMP L&P

GREAT PLAINS ENERGY

$ Billions
$3.7
$6.5
$5.9
$5.7
$4.2
• Year-end rate base projections 2009 - 2012
• Environmental at Iatan 1 and Sibley environmental, as well as Crossroads expected in rate base 3Q09
• Iatan 2 expected in rate base 3Q 2010 (KCP&L-KS and GMO)
 and 4Q 2010 (KCP&L-MO)
Solid Rate Base Growth

Appendix
(financial graphics from year-end
2008 earnings call)

$1.60
$1.30
$1.40
$1.10
Prior Range (3Q08)
Financing & Dilution
Gross Margin (Retail Demand)
Other
Operating Expenses
Current Range

2009 Earnings Per Share
Guidance Bridge

2009	2010	2011
Base utility construction expenditures		(millions)	
Generating facilities	$ 104.3	$ 129.5	$ 247.0
Distribution and transmission facilities	161.7	219.3	301.1
General facilities	52.6	47.1	68.8
Total base utility construction expenditures	318.6	395.9	616.9
Comprehensive Energy Plan capital expenditures			
Iatan No. 2 (KCP&L Share)	276.8	113.4	-
Environmental	43.1	-	-
Customer programs & asset management	11.1	5.1	-
Total Comprehensive Energy Plan capital expenditures	331.0	118.5	-
Nuclear fuel	20.6	28.7	22.9
Iatan No. 2 (GMO Share)	90.7	37.3	-
Other environmental	31.4	41.4	216.3
Customer programs & asset management	6.3	3.7	4.3
Total utility capital expenditures	$ 798.6	$ 625.5	$ 860.4

GREAT PLAINS ENERGY

• Additional 2009-10 capex reduction of $170 million
 from November 2008 estimates
Projected Capital Expenditures
2009-2011

2009-20011 Aggregate ($ in billions)
$1.8
$2.3
$3.0
$0.7
$2.6
$0.3
$1.2
$361 million Savings
$0.9
Cash From Operations
Capital Expenditures
Dividend Current
Dividend 50% Cut 1Q09
Cash Shortfall Base
Cash Shortfall 50% Cut 1Q09
Uses

GREAT PLAINS ENERGY

Financing Requirements - Sources
Uses of Cash 2009 - 2011

Great Plains Energy 2009
Guidance Range $1.10 - $1.40
Revenue:
 Normal weather
 Retail (weather-normalized)
 2009 - Retail MWh sales volume decline of (0.7%) compared to 2008
  (previous estimate 0.5% growth)
 2010-11 - Retail MWh sales volume growth averages 1.4% annually
  (previous estimate ~1% annually, but off a higher assumed ’09 base)
 New wholesale margin threshold for KCP&L-MO of $92.5 million (subject to true-
 up effective with new rates in August 2009
Key Assumptions

Key Assumptions Continued
• Finance
 Dividend reduced to $0.83/share
 $200 million of total equity issuance in 2009 - 2010; $200 million in 2011
             (previous: $200 million of equity in 2009; total $400 additional 2010-2011)
 $400 million of new long-term KCP&L debt in 2009;
 Issuing $950 million over 2010/2011 ($487 maturing; rest new debt)
  (previous: $850 - $950 million of new debt over 2009-11)
 No refinancing of GMO debt prior to maturity
 Amortization of GMO debt write-up reduces pre-tax interest expense by approximately $32 million per year in 2009-11

Regulatory
 Approval of the rate request in Kansas and Missouri with new rates in effect late summer 2009
 New rates in “Iatan 2 case” in effect summer 2010 in KS, and fall 2010 in MO
  Assumed ROE of 11% (previous 10.75%)
Plant Performance
 Equivalent Availability Factor (EAF) and Capacity Factor (CF) for fossil fleet for
           2009 of ~80% and 77%, respectively; in 2010-11, EAF in 80%-85% range and CF relatively constant
 Wolf Creek plant performance at historical levels
 Resource and portfolio mix of ~ 86% generation and 14% purchased energy
Fuel Expense
 67% covered by FAC
 Approximately all of 2009, 60% of 2010, and 40% of 2011’s
 coal requirements are under contract
  (Previous: approximately 85% of 2009, 45% of 2010, and 15% of 2011)
Key Assumptions Continued

Capital Expenditures
 Additional reduction of $140 million of 2009-11 capex
 Previous cost and schedule disclosures for Iatan 2
 No wind in capex projections until 2011
 Reduced spending on LaCygne environmental in 2009 - 10
 No additional environmental mandates
Tax
 The marginal tax rate before credits relatively constant at 38.9%
 Tax credits and the non-tax affect of AFUDC equity reduces average effective tax rate to approximately 30.8%

 NOLs - No earnings benefit, but $100 million of NOLs available annually in 2009 - 2012 to reduce cash taxes
Key Assumptions Continued

Average CWIP Balance
In $ Billions
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
-
2009
2010
2011
Iatan II
Other Construction

In $ Millions
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
2009
2010
2011
Equity Earnings
Debt

•  Iatan 2 AFUDC equity rates for KCP&L KS and KCP&L MO are
     8.30% and 8.25%, respectively, until new rates effective in 2009
CWIP Projections 2009 - 2011
AFUDC Projections 2009 - 2011
CWIP and AFUDC Projections

Reported EPS by Segment

	4Q 2007	4Q 2008	YTD 2007	YTD 2008*[3]
Electric Utility	$0.49	$0.13	$1.84	$1.41
Other	(0.19)	(0.07)	(0.42)	(0.23)
Income from continuing operations	$0.30	$0.06	$1.42	$1.18
SE discontinued operations	0.26	0.00	0.45	0.35
Net Income	0.56	0.06	1.87	1.53
Preferred dividends	0.00	0.00	(0.02)	(0.02)
Earnings available for common	$0.56	0.06*[1]	$1.85	1.51*[2]

Core EPS by Segment

	4Q 2007	4Q 2008	YTD 2007	YTD 2008*[3]
Electric Utility	$0.40	$0.13	$1.72	$1.61
Other	(0.08)	(0.05)	(0.24)	(0.24)
Earnings available for common	$0.32	0.08*[1]	$1.48	1.37*[2]

*[1] Includes $(0.04)/share loss from GMO ($(0.01) for Electric Utility and $(0.03) for other); average number of diluted shares O/S increased to 118.6M for 4Q, causing $0.02/share dilution to reported earnings and $0.03/share dilution to core earnings

*[2] Includes $0.12/share contribution from GMO ($0.17 for electric utility and $(0.05) for other); average number of diluted shares O/S increased to 101.2M YTD causing $0.28/share dilution to reported earnings and $0.26/share to core earnings

*[3] Includes KCP&L for the full period and GMO for the period July 14 through December 31, 2008

GREAT PLAINS ENERGY

Earnings Per Share By Segment

$35
$25
$15
$5
-$5

$0.45
$0.35
$0.25
$0.15
$0.05
-$0.05

Core Earnings
Key Earnings Drivers:
+7% increase in retail revenue due to new rates
+Increase in KCP&L’s equity component of AFUDC of $6.3 million
- GMO loss of $0.7 million or $(0.01) per share
- 5% lower total KCP&L revenue driven by a $30.7 million decline in wholesale as a result of lower prices and a 32% decrease in MWh sales (due primarily to Iatan outage)
- Higher KCP&L O&M costs and higher depreciation and amortization expense
- Dilution of $0.05 caused by shares issued in connection with GMO transaction
$34.7
$15.7
4Q ‘07
4Q ‘08
(millions except
where indicated)
$16.4
KCP&L
KCP&L
GMO
$(0.7)
4Q ‘08
Utility Total
Core Earnings Per Share
$0.40
$0.13
4Q ‘07
4Q ‘08
KCP&L
KCP&L
GMO
$0.14
$(.01)
4Q ‘08
Utility Total
Electric Utility Fourth Quarter Results

$200
$150
$100
$50
$0

$2.00
$1.50
$1.00
$0.50
$0.00

GREAT PLAINS ENERGY

Core Earnings
Core Earnings Per Share
$146.4
$162.8
$1.72
$1.61
(millions except
where indicated)
YTD ‘07
YTD ‘08
YTD ‘07
YTD ‘08
Earnings Drivers:
+ GMO contribution of $17.9 million or $0.17 per share in 2008
+ Increase in KCP&L’s equity component of AFUDC of $20.0 million
+ Increased retail revenue of $61.8 million, primarily from new retail rates at KCP&L effective 1/08
-  Mild summer weather with a 27 percent decrease in cooling degree days
- Increased purchased power of $18.0 million due to increased average prices and an increase in MWh’s purchased resulting from plant outages
- Higher interest expense, higher O&M, and higher fuel
- Dilution of $0.30 per share caused by shares issued in connection with GMO transaction
Includes KCP&L for full-year and GMO results for the period 7/14/08 - 12/31/08
KCP&L
GMO
YTD ‘08
Utility Total
KCP&L
KCP&L
KCP&L
YTD ‘08
Utility Total
$0.17
$1.44
$17.9
$144.9
GMO
Electric Utility Year-to-Date Results

$0.0
($2.0)
($4.0)
($6.0)
($8.0)
($10.0)

$0.00
($0.05)
($0.10)

$0.0
($10.0)
($20.0)
($30.0)

($0.1)
($0.2)
($0.3)
YTD '07
YTD '08

GREAT PLAINS ENERGY

Core Earnings
Core Earnings Per Share
$(0.05)
$(0.08)
Key Earnings Drivers:
The YTD greater core loss is primarily attributable to a $5.4 million loss from GMO’s non-utility activities
$(6.4)
$(7.2)
(millions except
where indicated)
4Q ‘07
4Q ‘08
4Q ‘07
4Q ‘08
Core Earnings
$(20.5)
$(24.3)
YTD ‘07
YTD ‘08
$(0.24)
$(0.24)
Includes KCP&L for the full-year and GMO results for the period 7/14/08 - 12/31/08
Core Earnings Per Share
GXP “Other” Results

Liquidity at 12/31/08

(in $ millions except where indicated)	Capacity	Outstanding	Available
KCP&L			
Revolving Credit Facility[1]	$ 600.0	$392.1	$ 207.9
A/R Facility[2]	70.0	70.0	0.0
GMO			
Revolving Credit Facility[3]	400.0	111.2	288.8
A/R Facility[4]	64.4	64.0	0.4
GPE			
Revolving Credit Facility[5]	400.0	64.9	335.1
	$1,534.4	$702.2	$832.2

[1] *Revolving credit facility used as a backstop for commercial paper issuance; outstanding amount includes $380.2M CP outstanding plus $11.9M of letters of credit*

[2] *Capacity is $70M from January-May and November-December; $100M from June-October*

[3] *Outstanding amount includes $110M in cash borrowings plus $1.2M in letters of credit*

[4] *Capacity is the higher of (1) the current Borrowing Base, as defined in the facility documentation, or (2) $65 million*

[5] *Outstanding amount includes $30.0 million in cash borrowings and $34.9 million of letters of credit*

GREAT PLAINS ENERGY

Liquidity

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Three Months Ended December 31
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2008	**2007**	**2008**	**2007**
	(millions)			
Electric Utility	$ 15.7	$ 41.7	$ 0.13	$ 0.49
Other	(8.7)	(15.5)	(0.07)	(0.19)
Income from continuing operations	7.0	26.2	0.06	0.30
Strategic Energy discontinued operations	-	21.9	-	0.26
Net income	7.0	48.1	0.06	0.56
Preferred dividends	(0.4)	(0.4)	-	-
Earnings available for common shareholders	$ 6.6	$ 47.7	$ 0.06	$ 0.56
Reconciliation of GAAP to Non-GAAP				
Earnings available for common shareholders	$ 6.6	$ 47.7	$ 0.06	$ 0.56
Reconciling items				
Electric Utility - allocation of holding company merger tax benefits	-	(2.3)	-	(0.04)
Electric Utility - skill set realignment costs	-	(5.5)	-	(0.06)
Electric Utility - mark-to-market impact of interest rate hedge	-	0.8	-	0.01
Other - merger transition costs	1.4	4.0	0.01	0.06
Other - valuation allowance	0.7	-	0.01	-
Other - mark-to-market impacts	0.6	4.7	-	0.05
Strategic Energy discontinued operations	-	(21.9)	-	(0.26)
Core earnings	$ 9.3	$ 27.5	$ 0.08	$ 0.32
Core earnings				
Electric Utility	$ 15.7	$ 34.7	$ 0.13	$ 0.40
Other	(6.4)	(7.2)	(0.05)	(0.08)
Core earnings	$ 9.3	$ 27.5	$ 0.08	$ 0.32

Core earnings is a non-GAAP financial measure that differs from GAAP earnings because it excludes the effects of discontinued operations, certain unusual items and mark-to-market gains and losses on certain contracts.
Great Plains Energy believes core earnings provides to investors a meaningful indicator of its results that is comparable among periods because it excludes the effects of items that may not be indicative of Great Plains
Energy’s prospective earnings potential. Core earnings is used internally to measure performance against budget and in reports for management and the Board of Directors and are a component, subject to adjustment, of employee and executive compensation plans. Investors should note that this non-GAAP measure involves judgments by management, including whether an item is classified as an unusual item, and Great Plains Energy’s definition of core earnings may differ from similar terms used by other companies. The impact of these items could be material to operating results presented in accordance with GAAP. Great Plains Energy is unable to reconcile core earnings guidance to GAAP earnings per share because it does not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts.

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Year to Date December 31
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2008	**2007**	**2008**	**2007**
	(millions)			
Electric Utility	$143.1	$156.8	$ 1.41	$ 1.84
Other	(23.6)	(35.9)	(0.23)	(0.42)
Income from continuing operations	119.5	120.9	1.18	1.42
Strategic Energy discontinued operations	35.0	38.3	0.35	0.45
Net income	154.5	159.2	1.53	1.87
Preferred dividends	(1.6)	(1.6)	(0.02)	(0.02)
Earnings available for common shareholders	$152.9	$157.6	$ 1.51	$ 1.85
Reconciliation of GAAP to Non-GAAP				
Earnings available for common shareholders	$152.9	$157.6	$ 1.51	$ 1.85
Reconciling items				
Electric Utility - allocation of holding company merger tax benefits	-	(5.7)	-	(0.07)
Electric Utility - skill set realignment costs	-	(5.5)	-	(0.06)
Electric Utility - mark-to-market impact of interest rate hedge	-	0.8	-	0.01
Electric Utility - change in composite tax rate	19.7	-	0.20	-
Other - merger transition costs	(1.6)	6.7	(0.02)	0.08
Other - release of legal reserve	(3.4)	-	(0.03)	-
Other - valuation allowance	0.7	-	0.01	-
Other - mark-to-market impacts	6.1	10.3	0.06	0.12
Other - change in composite tax rate	(0.9)	-	(0.01)	-
Strategic Energy discontinued operations	(35.0)	(38.3)	(0.35)	(0.45)
Core earnings	$138.5	$125.9	$ 1.37	$ 1.48
Core earnings				
Electric Utility	$162.8	$146.4	$ 1.61	$ 1.72
Other	(24.3)	(20.5)	(0.24)	(0.24)
Core earnings	$138.5	$125.9	$ 1.37	$ 1.48

GREAT PLAINS ENERGY

Core earnings is a non-GAAP financial measure that differs from GAAP earnings because it excludes the effects of discontinued operations, certain unusual items and mark-to-market gains and losses on certain contracts. Great Plains
Energy believes core earnings provides to investors a meaningful indicator of its results that is comparable among periods because it excludes the effects of items that may not be indicative of Great Plains Energy’s prospective earnings potential. Core earnings is used internally to measure performance against budget and in reports for management and the Board of Directors and are a component, subject to adjustment, of employee and executive compensation plans.
Investors should note that this non-GAAP measure involves judgments by management, including whether an item is classified as an unusual item, and Great Plains Energy’s definition of core earnings may differ from similar terms used by other companies. The impact of these items could be material to operating results presented in accordance with GAAP. Great Plains Energy is unable to reconcile core earnings guidance to GAAP earnings per share because it does not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts.